UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2015

GeoTraq Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-36799	98-0639972
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1200 Westlake Ave N., Suite 607, Seattle, WA	98109
(Address of principal executive offices)	(zip code)

(206) 283-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.06 Change in Shell Company Status.

On April 15, 2015, GeoTraq Inc. (“GeoTraq”) received a deposit of $50,000 for the sale of Cell-ID tracking devices that it will be required to manufacture pursuant to a purchase order for Cell-ID tracking devices. GeoTraq is expecting 50 Cell-ID tracking device prototypes to be delivered before April 30, 2015. Once the prototypes arrive, the Cell-ID tracking devices will be submitted for testing and certification. After certification, GeoTraq will manufacture and deliver 5,000 Cell-ID tracking device to satisfy existing orders. GeoTraq anticipates that it will recognize revenue from the sale of these Cell-ID tracking devices in the fourth quarter of its fiscal year ending July 31, 2015.

As a result of the aforementioned deposit and operations, GeoTraq is actively engaged in the manufacture and sale of its Cell-ID tracking devices, is engaged in more than nominal activities and is no longer a shell company.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoTraq Inc.

Dated: April 21, 2015	By:	/s/ Gregg Sullivan
	Name:	Gregg Sullivan
	Title:	Chief Executive Officer